Contingencies	6 Months Ended
Jun. 30, 2026
Contingencies
Contingencies

16.   Contingencies

Environmental issues

The Group is regulated under various national and local environmental, occupational health and safety and other governmental laws and regulations relating to:

●	the operation of installations for manufacturing of metal packaging and surface treatment using solvents;
●	the generation, storage, handling, use and transportation of hazardous materials;
●	the emission of substances and physical agents into the environment;
●	the discharge of waste water and disposal of waste;
●	the remediation of contamination;
●	the design, characteristics, collection and recycling of its packaging products; and
●	the manufacturing and servicing of machinery and equipment for the metal packaging industry.

The Group believes, based on current information, that it is in substantial compliance with applicable environmental laws and regulations and permit requirements. It does not believe it will be required, under existing or anticipated future environmental laws and regulations, to expend amounts, over and above the amounts accrued, which will have a material effect on its business, financial condition or results of operations or cash flows. In addition, no material proceedings against the Group arising under environmental laws are pending. Finally, the Group believes that the potential impact of climate change, including permit compliance, property damage and business disruption, on the Group has not resulted in a contingent obligation at June 30, 2026.

Contingent asset

In December 2022, Ardagh Metal Packaging USA Corp., a subsidiary of AMPSA, filed a lawsuit in the United States District Court for the Northern District of Illinois, against its customer, American Craft Brewery, a subsidiary of The Boston Beer Company, Inc. ("Boston Beer"), for breach of contract in respect of minimum volume purchase requirements. The litigation progressed to trial during the period and in April 2026 a jury awarded damages of approximately $175 million to the Group. The Court then entered the judgment and awarded pre-judgment interest of approximately $15 million. Subsequently, Boston Beer commenced post-trial motions, posted a bond of approximately $198 million (which includes an estimate for post-judgment interest), and filed a notice of appeal. The United States 7th Circuit Court of Appeals suspended the appeal as premature until the post-trial motions are ruled upon.

As the judgment remains subject to post-trial motions and a potential appeals process, the Group has assessed the amounts awarded to AMPSA constitute a contingent asset and, accordingly, a receivable has not been recognized in the unaudited consolidated statement of financial position at June 30, 2026.

Other legal matters

The Group is involved in certain other legal proceedings arising in the normal course of its business. The Group believes that none of these other proceedings, either individually or in aggregate, are expected to have a material adverse effect on its business, financial condition, results of operations or cash flows.